Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of March 28, 2019 (this “Amendment”), to the Credit Agreement, dated as of April 27, 2017 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), by and among Endo International PLC, a company incorporated in the Republic of Ireland (Registered Number 534814) (“Parent”), Endo Luxembourg Finance Company I S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of Luxembourg, having its registered office at 12C, rue Guillaume Kroll, L-1882 Luxembourg Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B182645 (the “Lux Borrower”), Endo LLC, a limited liability company organized under the laws of Delaware (the “Co-Borrower”), JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent, Issuing Bank and Swingline Lender and each lender from time to time party thereto (the “Lenders”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers have requested (i) that the Maturity Date of the outstanding Revolving Commitments be extended in accordance with Section 2.23 of the Credit Agreement (the “2024 Revolving Facility”) and (ii) certain other modifications to the Credit Agreement be made in accordance with Sections 2.23 and 9.02(b)(viii) thereof (including with respect to the Financial Covenant);

WHEREAS, JPMorgan is the lead arranger (in such capacity, the “Lead Arranger”) and bookrunner for the 2024 Revolving Facility;

WHEREAS, (a) each existing Revolving Commitment extended in accordance with the terms of this Amendment will be a “2024 Revolving Commitment” and will constitute an Extended Revolving Commitment under the Credit Agreement (with each existing Revolving Commitment not so extended, a “2022 Revolving Commitment”) and (b) each existing Revolving Loan extended in accordance with the terms of this Amendment will be a “2024 Revolving Loan” and will constitute an Extended Revolving Loan under the Credit Agreement (with each existing Revolving Loan not so extended, a “2022 Revolving Loan”);

WHEREAS, except as otherwise provided herein, the 2024 Revolving Commitments and 2022 Revolving Commitments will have the same terms as the existing Revolving Commitments (such existing Revolving Commitments, the “Existing Revolving Commitments”; and the Lenders holding such Existing Revolving Commitments, collectively, the “Existing Revolving Lenders”) and the 2024 Revolving Loans and 2022 Revolving Loans will have the same terms as the existing Revolving Loans, as the case may be, currently outstanding under the Credit Agreement (such existing Revolving Loans, collectively, the “Existing Revolving Loans”);

WHEREAS, each Person party hereto whose name is set forth on Schedule 2.01 hereto under the heading “2024 Revolving Lenders” has consented to the extension of the maturity date of all of its Revolving Commitments and Revolving Loans and shall constitute an Extending Revolving Lender under the Credit Agreement (each such consenting Revolving Lender, a “2024 Revolving Lender”; each non-consenting Revolving Lender, a “2022 Revolving Lender”; and each 2022 Revolving Lender that also consents to the Financial Covenant Amendment (as defined below), a “Financial Covenant Amendment Consenting Revolving Lender”);

WHEREAS, Section 2.23 of the Credit Agreement permits the Borrowers to amend the Credit Agreement, with the written consent of the Issuing Bank and the 2024 Revolving Lenders, to effect the Extension of Revolving Commitments, and this Amendment is an Extension Amendment under the Credit Agreement;

WHEREAS, the 2024 Revolving Lenders are severally willing to make 2024 Revolving Loans from time to time and provide 2024 Revolving Commitments, subject to the terms and conditions set forth in this Amendment and the Credit Agreement as amended hereby;

WHEREAS, (i) Section 9.02(b)(viii) of the Credit Agreement permits the Borrowers to amend the Credit Agreement, with the written consent of each Class of Revolving Lenders holding a Majority in Interest with respect to the Revolving Loans and Commitments of such Class, to amend, waive or otherwise modify the Financial Covenant or any definition related thereto and (ii) the 2024 Revolving Lenders and Financial Covenant Amendment Consenting Revolving Lenders together constitute a Majority in Interest of Revolving Lenders;

WHEREAS, the Borrowers, the 2024 Revolving Lenders and the Financial Covenant Amendment Consenting Revolving Lenders party hereto are willing to amend the Credit Agreement to effect the Financial Covenant Amendment (as defined below); and

WHEREAS, the Borrowers, the Revolving Lenders party hereto, the Issuing Bank and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Amendments.

(a)    Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(i)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions:

“2022 Notes” shall have the meaning assigned to such term in the definition of “Maturity Date”.

“2022 Revolving Commitments” shall have the meaning assigned to such term in the First Amendment.

“2022 Revolving Lenders” shall have the meaning assigned to such term in the First Amendment.

“2022 Revolving Loans” shall have the meaning assigned to such term in the First Amendment.

“2023 Notes” shall have the meaning assigned to such term in the definition of “Maturity Date”.

“2024 Revolving Commitments” shall have the meaning assigned to such term in the First Amendment.

“2024 Revolving Lenders” shall have the meaning assigned to such term in the First Amendment.

“2024 Revolving Loans” shall have the meaning assigned to such term in the First Amendment.

“Compliance Date” means the last day of any Reference Period that the aggregate outstanding Revolving Credit Exposure (other than (a) undrawn Letters of Credit in an amount not to exceed $20 million and (b) Letters of Credit to the extent Cash Collateralized or backstopped (whether drawn or undrawn) on terms reasonably acceptable to the applicable Issuing Bank) exceeds an amount equal to 30% of the Revolving Commitments then in effect.

“First Amendment” means the First Amendment, dated as of the First Amendment Effective Date.

“First Amendment Effective Date” means March 28, 2019.

“January 2023 Notes” shall have the meaning assigned to such term in the definition of “Maturity Date”.

“July 2023 Notes” shall have the meaning assigned to such term in the definition of “Maturity Date”.

(ii)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definition in its entirety:

“Maturity Date” means (i) (a) with respect to the Initial Term Loans that have not been extended pursuant to Section 2.23, the date occurring seven years after the Closing Date; provided that (1) if the 7.25% senior notes due January 15, 2022 and the 5.75% senior notes due January 15, 2022 (together, the “2022 Notes”) are not each refinanced (and the maturity date of such refinanced notes is no earlier than 91 days after the date that is seven years after the Closing Date) or repaid in full prior to the date that is 91 days prior to the stated maturity date thereof, the Initial Term Loans shall mature on such date, (2) if the 5.375% senior notes due January 15, 2023 (the “January 2023 Notes”) are not refinanced (and the maturity date of such refinanced notes is no earlier than 91 days after the date that is seven years after the Closing Date) or repaid in full prior to the date that is 91 days prior to the stated maturity date thereof, the Initial Term Loans shall mature on such date and (3) if the 6.00% senior notes due July 15, 2023 (the “July 2023 Notes” and together with the January 2023 Notes, the “2023 Notes”) are not refinanced (and the maturity date of such refinanced notes is no earlier than 91 days after the date that is seven years after the Closing Date) or repaid in full prior to the date that is 91 days prior to the stated maturity date thereof, the Initial Term Loans shall mature on such date and (b) (x) with respect to the 2022 Revolving

Commitments of the 2022 Revolving Lenders that have not been extended pursuant to Section 2.23, the date occurring five years after the Closing Date; provided that if the 2022 Notes are not each refinanced (and the maturity date of such refinanced notes is no earlier than 91 days after the date that is five years after the Closing Date) or repaid in full prior to the date that is 91 days prior to the stated maturity date thereof, such 2022 Revolving Commitments shall mature on such date and (y) with respect to the 2024 Revolving Commitments of the 2024 Revolving Lenders that have not been further extended pursuant to Section 2.23, the date occurring five years after the First Amendment Effective Date; provided that (1) if the aggregate principal amount outstanding of the 2022 Notes is greater than or equal to $200,000,000 and the 2022 Notes are not each refinanced (and the maturity date of such refinanced notes is no earlier than 91 days after the date that is five years after the First Amendment Effective Date) or repaid in full prior to the date that is 91 days prior to the stated maturity date thereof, the 2024 Revolving Commitments shall mature on such date, (2) if the aggregate principal amount outstanding of the 2023 Notes is greater than or equal to $200,000,000 and the January 2023 Notes are not refinanced (and the maturity date of such refinanced notes is no earlier than 91 days after the date that is five years after the First Amendment Effective Date) or repaid in full prior to the date that is 91 days prior to the stated maturity date thereof, the 2024 Revolving Commitments shall mature on such date and (3) if the aggregate principal amount outstanding of the 2023 Notes is greater than or equal to $200,000,000 and the July 2023 Notes are not refinanced (and the maturity date of such refinanced notes is no earlier than 91 days after the date that is five years after the First Amendment Effective Date) or repaid in full prior to the date that is 91 days prior to the stated maturity date thereof, the 2024 Revolving Commitments shall mature on such date and (ii) with respect to any other tranche of Term Loans or Revolving Commitments (including any Extended Term Loans, Other Term Loans, Other Refinancing Term Commitments, Incremental Revolving Commitments and Other Refinancing Revolving Commitments), the maturity dates specified therefor in the applicable Incremental Amendment, Extension Amendment or Refinancing Amendment; provided that if any such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day.

(iii)    Section 6.11 of the Credit Agreement is hereby amended by amending and restating the first paragraph as follows:

“Parent covenants and agrees that it will not permit the Secured Net Leverage Ratio to exceed 4.50 to 1.00 on any Compliance Date.”

The amendment described in this Section 1(a)(iii) shall be referred to herein as the Financial Covenant Amendment (the “Financial Covenant Amendment”).

(b)    The Revolving Facility Commitments set forth on Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety by the Revolving Facility Commitments set forth on Schedule 2.01 of this Amendment.

SECTION 2.    2024 Revolving Facility.

(a)    The 2024 Revolving Facility will be available to the Borrowers on and after the First Amendment Effective Date. The 2024 Revolving Commitment of any 2024 Revolving Lender will be the amount set forth opposite such Lender on Schedule 2.01 (as amended pursuant to Section 1(b) hereof) hereto. The obligation of each 2024 Revolving Lender to make 2024 Revolving Loans and to provide 2024 Revolving Commitments on the First Amendment Effective Date is subject to the satisfaction (or waiver) of the conditions set forth in Section 4 of this Amendment.

(b)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to (i) “Revolving Commitments” shall include the 2024 Revolving Commitments and the 2022 Revolving Commitments contemplated hereby and (ii) “Revolving Loans” shall include the 2024 Revolving Loans and the 2022 Revolving Loans contemplated hereby, in each case, except as the context may otherwise require.

(c)    Each (i) Existing Revolving Lender that executes and delivers a signature page to this Amendment indicating that such Person is a “2024 Revolving Lender” will have agreed to the terms of this Amendment (including, for the avoidance of doubt, the amendments provided for herein) upon the effectiveness of this Amendment on the First Amendment Effective Date as a 2024 Revolving Lender and (ii) Existing Revolving Lender that (x) (A) does not execute and deliver a signature page to this Amendment or (B) executes and delivers a signature page to this Amendment indicating that such Person is a “2022 Revolving Lender”, in each case, will not be deemed to have agreed to the extension of the Revolving Commitments contemplated herein and will be considered a 2022 Revolving Lender or (y) executes and delivers a signature page to this Amendment indicating that such Person is a “Financial Covenant Amendment Consenting Revolving Lender” will be deemed to have agreed to the Financial Covenant Amendment and will be considered a Financial Covenant Amendment Consenting Revolving Lender.

(d)    On and following the First Amendment Effective Date, the 2024 Revolving Commitments shall be Revolving Commitments with the same terms (except as to final maturity) as the original Revolving Commitments; provided that subject to the provisions of Sections 2.05(d) and 2.06(k) of the Credit Agreement to the extent dealing with Letters of Credit and Swingline Loans which mature or expire after a Maturity Date when there exist 2024 Revolving Commitments with a longer Maturity Date, all Letters of Credit and Swingline Loans shall be participated in on a pro rata basis by all Lenders with Revolving Commitments in accordance with their pro rata share of the aggregate Revolving Commitments (and except as provided in Sections 2.05(d) and 2.06(k) of the Credit Agreement, without giving effect to changes thereto on an earlier Maturity Date with respect to Swingline Loans and Letters of Credit theretofore incurred or issued) and all borrowings under Revolving Commitments of such Class or 2024 Revolving Commitments and repayments thereunder shall be made on a pro rata basis (except for repayments required upon the Maturity Date for the 2022 Revolving Commitments of the same Class or any 2024 Revolving Commitments).

(e)    On the First Amendment Effective Date, all Existing Revolving Loans shall be repaid, together with accrued interest and other fees and expenses then due and payable, in accordance with the terms and conditions of the Credit Agreement as in effect immediately prior to the First Amendment Effective Date, and reborrowed as 2022 Revolving Loans and 2024 Revolving Loans in

accordance with Sections 2.01 of the Credit Agreement. Each Revolving Lender party hereto hereby agrees that the requirements set forth in Section 2.03 and 2.11 with respect to the repayment and borrowings set forth in this Section 2(e) shall be deemed satisfied by this Amendment.

(f)    The Administrative Agent hereby agrees that the requirements of Section 2.23(d) of the Credit Agreement are deemed satisfied.

SECTION 3.    Swingline Loans; Letters of Credit.

(a)    If the Maturity Date shall have occurred in respect of the 2022 Revolving Commitments, then on such Maturity Date all then-outstanding Swingline Loans shall be repaid in full (and there shall be no adjustment to the participations in such Swingline Loans as a result of the occurrence of such earliest Maturity Date); provided, however, that if on the occurrence of such earlier Maturity Date (after giving effect to any repayments of Revolving Loans and any reallocation of Letter of Credit participations as contemplated in Section 2.06(k) of the Credit Agreement), there shall exist sufficient unutilized Revolving Commitments of any 2024 Revolving Commitments so that the outstanding Swingline Loans in connection therewith could be incurred pursuant to such Revolving Commitments of such 2024 Revolving Commitments which will remain in effect after the occurrence of such Maturity Date, then there shall be an automatic adjustment on such date of the risk participations of each Revolving Lender holding Revolving Commitments of such 2024 Revolving Lender and such outstanding Swingline Loans shall be deemed to have been incurred solely pursuant to the relevant Revolving Commitments of such 2024 Revolving Commitments and such Swingline Loans shall not be so required to be repaid in full on such Maturity Date.

(b)    If the Maturity Date shall have occurred in respect of the 2022 Revolving Commitments prior to the expiration of any Letter of Credit, then (i) such Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Revolving Lenders to purchase participations therein and to make Revolving Loans and payments in respect thereof pursuant to Section 2.06(e) of the Credit Agreement) under (and ratably participated in by Revolving Lenders pursuant to) the 2024 Revolving Commitments up to an aggregate amount not to exceed the aggregate principal amount of the unutilized 2024 Revolving Commitments (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant to immediately preceding clause (i), the respective Borrowers shall Cash Collateralize any such Letter of Credit in accordance with Section 2.06(j) of the Credit Agreement. Except to the extent of reallocations of participations pursuant to clause (i) of the immediately preceding sentence, the occurrence of a Maturity Date with respect to a given Class of Revolving Commitments shall have no effect upon (and shall not diminish) the percentage participations of the Revolving Lenders in any Letter of Credit issued before such Maturity Date.

SECTION 4.    Effectiveness. This Amendment and the transactions contemplated hereby shall become effective as of the date (the “First Amendment Effective Date”) on which the following conditions have been satisfied (or waived):

(i)    the Administrative Agent (or its counsel) shall have received a duly executed and completed counterpart hereof that bears the signature of (A) Parent and the Borrowers, (B) each 2024 Revolving Lender, (C) Revolving Lenders constituting a Majority in Interest of Revolving Lenders, (D) the Issuing Bank and (E) the Administrative Agent;

(ii)    the Borrowers shall deliver to the Administrative Agent legal opinions of (i) Skadden, Arps, Slate, Meagher & Flom LLP, New York counsel for the Loan Parties, (ii) A&L Goodbody, Irish counsel for the Loan Parties, (iii) Elvinger, Hoss & Prussen, société anonyme, Luxembourg counsel for the Loan Parties, (iv) Torys LLP, Ontario counsel for the Loan Parties, (v) Lavery de Billy LLP, Quebec counsel for the Loan Parties, (vi) Appleby (Bermuda) Limited, Bermuda counsel for the Loan Parties, (vii) HVG Law LLP, Dutch counsel for the Loan Parties, (viii) Dr. K. Chrysostomides & Co. LLC, Cyprus counsel for the Loan Parties, (ix) Skadden, Arps, Slate, Meagher & Flom LLP, UK counsel for the Loan Parties and (x) NautaDutilh Avocats Luxembourg S.à r.l., Luxembourg counsel for the Administrative Agent, in each case, in form and substance reasonably acceptable to the Administrative Agent;

(iii)     the Borrowers shall deliver to the Administrative Agent a certificate of an authorized officer of each Loan Party dated the First Amendment Effective Date and executed by an authorized officer of such Loan Party certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Extension set forth herein;

(iv)    the Administrative Agent shall have received a certificate dated the First Amendment Effective Date executed by a Financial Officer of Parent certifying that the conditions set forth in Section 4.02 of the Credit Agreement have been satisfied (with all references in such Section 4.02 of the Credit Agreement to any Credit Event being deemed to be references to this Amendment on the First Amendment Effective Date);

(v)    the Administrative Agent and the Lead Arranger shall have received all fees due and payable thereto on or prior to the First Amendment Effective Date and, to the extent invoiced at least two Business Days prior to the First Amendment Effective Date, reimbursement of all reasonable and out-of-pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) in connection with this Amendment required to be reimbursed and paid by the Loan Parties under the Credit Agreement;

(vi)    the incurrence, substantially concurrently herewith, of other secured Indebtedness in an aggregate principal amount of $500 million to repay existing unsecured Indebtedness to be agreed;

(vii)    the Administrative Agent shall have received an Acknowledgment and Confirmation in the form of Annex I hereto from an authorized officer of each Loan Party;

(viii)    the Administrative Agent shall have received a Luxembourg-law governed Master Security Confirmation duly executed and completed by each of the parties thereto;

(ix)    the Administrative Agent shall have received an Irish-law governed Deed of Confirmation duly executed and completed by each of the parties thereto;

(x)    the Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act, requested not less than ten business days prior to the date hereof;

(xi)    the Administrative Agent shall have received a certificate of Parent, signed by an authorized signatory of Parent, in substantially the form attached to the Credit Agreement as Exhibit E; and

(xii)    the Administrative Agent shall have received (a) a “life-of-loan” flood hazard determination with respect to each real property subject to a Mortgage; and (b) in the event any real property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area, (x) a notice about special flood hazard area status and flood disaster assistance, duly executed by the Borrower and the applicable Loan Party and (y) evidence of flood insurance as required pursuant to the Credit Agreement.

SECTION 5.    Post-Effectiveness Covenant. Parent and the Borrowers shall or shall cause the applicable Loan Party to deliver to the Administrative Agent within 120 days following First Amendment Effective Date (or by such other date to which the Administrative Agent may agree in its reasonable discretion) the following with respect to any real property subject to a Mortgage:

(a)    an amendment to the Mortgage in form and substance reasonably acceptable to the Administrative Agent;

(b)    a “date-down” endorsement to the existing title insurance policy issued by the title company that issued such existing title insurance policy, which endorsement shall update the effective date of such existing title insurance policy and amend the description of the insured Mortgage to include the amendment to such Mortgage;

(c)    evidence of the payment of all premiums in respect of the endorsement to the existing title policy, as well as all charges for mortgage recording taxes and mortgage filing fees payable in connection with the recording of the amendment to the Mortgage covering such real property, and all related expenses, if any; and

(d)    customary favorable written opinions, addressed to the Administrative Agent and the Secured Parties, of Michigan counsel to Par Sterile Products, LLC, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 6.    Representations and Warranties. Parent and the Borrowers represent and warrant to each of the Revolving Lenders and the Administrative Agent that as of the First Amendment Effective Date:

(a)     this Amendment has been duly authorized, executed and delivered by them and this Amendment and the Amended Credit Agreement constitute their valid and binding obligation, enforceable against them in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)    the representations and warranties of Parent and the Borrowers set forth in the Credit Agreement shall be true and correct in all material respects (other than to the extent qualified by materiality or “Material Adverse Effect”, in which case, such representations and warranties shall be true and correct), except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects, other than to the extent qualified by materiality or “Material Adverse Effect”, in which case such representation and warranty shall be true and correct on and as of such earlier date; and

(c)    no Default or Event of Default shall have occurred and be continuing.

SECTION 7.    Effect of Amendment.

(a)     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)     On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8.    General.

(a)     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b)     Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

(c)    Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

ENDO INTERNATIONAL PLC, as Parent

By:	/s/ Carrie Nichol
	Name:	Carrie Nichol
	Title:	Senior Finance President, Controller and
Chief Accounting Officer

[Signature Page to First Amendment (RCF)]

ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L., as Lux Borrower

By:	/s/ Laritza Ferreiro
	Name:	Laritza Ferreiro
	Title:	Manager A

By:	/s/ Francois-Xavier Goossens
Name:	Francois-Xavier Goossens
Title:	Manager B

[Signature Page to First Amendment (RCF)]

ENDO LLC, as Co-Borrower

By:	/s/ Mark T. Bradley
	Name:	Mark T. Bradley
	Title:	Senior Vice President, Corporate Development and Treasurer

[Signature Page to First Amendment (RCF)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as a Revolving Lender and as Issuing Bank

By:	/s/ Justin Martin
	Name:	Justin Martin
	Title:	Authorized Officer

[Signature Page to First Amendment (RCF)]

2024 REVOLVING LENDER

Name of Institution:

JPMorgan Chase Bank, N.A.

By	/s/ Justin Martin
	Name:	Justin Martin
	Title:	Authorized Officer

If a second signature is required:

By
Name:
Title:

[Signature Page to First Amendment (RCF)]

2024 REVOLVING LENDER

Name of Institution:

GOLDMAN SACHS BANK USA

By	/s/ Annie Carr
	Name:	Annie Carr
	Title:	Authorized Signatory

If a second signature is required:

By
Name:
Title:

[Signature Page to First Amendment (RCF)]

2024 REVOLVING LENDER

Name of Institution:

GOLDMAN SACHS LENDING PARTNERS LLC

By	/s/ Annie Carr
	Name:	Annie Carr
	Title:	Authorized Signatory

If a second signature is required:

By
Name:
Title:

[Signature Page to First Amendment (RCF)]

2024 REVOLVING LENDER

Name of Institution:

MORGAN STANLEY SENIOR FUNDING, INC.

By	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

If a second signature is required:

By
Name:
Title:

[Signature Page to First Amendment (RCF)]

2024 REVOLVING LENDER

Name of Institution:

MORGAN STANLEY BANK, N.A.

By	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

If a second signature is required:

By
Name:
Title:

[Signature Page to First Amendment (RCF)]

2024 REVOLVING LENDER

Name of Institution:

Barclays Bank PLC

By	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Director

If a second signature is required:

By
Name:
Title:

[Signature Page to First Amendment (RCF)]

2024 REVOLVING LENDER

Name of Institution:

Deutsche Bank AG New York Branch

By	/s/ Alicia Schug
	Name:	Alicia Schug
	Title:	Vice President

If a second signature is required:

By	/s/ Michael Strobel
	Name:	Michael Strobel
	Title:	Vice President

[Signature Page to First Amendment (RCF)]

2024 REVOLVING LENDER

Name of Institution:

Citibank, N.A.

By	/s/ Stanislav Andreev
	Name:	Stanislav Andreev
	Title:	Vice President

If a second signature is required:

By
Name:
Title:

[Signature Page to First Amendment (RCF)]

2024 REVOLVING LENDER

Name of Institution:

SunTrust Bank

By	/s/ Katherine Bass
	Name:	Katherine Bass
	Title:	Director

If a second signature is required:

By
Name:
Title:

[Signature Page to First Amendment (RCF)]

2024 REVOLVING LENDER

Name of Institution:

Royal Bank of Canada

By	/s/ Kevin Bemben
	Name:	Kevin Bemben
	Title:	Authorized Signatory

If a second signature is required:

By
Name:
Title:

[Signature Page to First Amendment (RCF)]

2024 REVOLVING LENDER

Name of Institution:

MUFG Bank, Ltd., (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a Revolving Lender

By	/s/ Kevin Wood
	Name:	Kevin Wood
	Title:	Director

If a second signature is required:

By
Name:
Title:

[Signature Page to First Amendment (RCF)]

2024 REVOLVING LENDER

Name of Institution:

Bank of America, N.A.

By	/s/ Yinghua Zhang
	Name:	Yinghua Zhang
	Title:	Director

If a second signature is required:

By
Name:
Title:

[Signature Page to First Amendment (RCF)]

2024 REVOLVING LENDER

Name of Institution:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	/s/ Judy Smith
	Name:	Judy Smith
	Title:	Authorized Signatory

If a second signature is required:

By	/s/ Marc Zihlmann
	Name:	Marc Zihlmann
	Title:	Authorized Signatory

[Signature Page to First Amendment (RCF)]

SCHEDULE 2.01

2022 REVOLVING COMMITMENTS

LENDER	DOLLAR TRANCHE COMMITMENT	MULTICURRENCY TRANCHE COMMITMENT
Fifth Third Bank	N/A	$38,000,000.00
Sumitomo Mitsui Banking Corporation	N/A	$38,000,000.00

AGGREGATE COMMITMENTS	$0.00	$76,000,000.00

2024 REVOLVING COMMITMENTS

LENDER	DOLLAR TRANCHE COMMITMENT	MULTICURRENCY TRANCHE COMMITMENT
JPMorgan Chase Bank, N.A.	N/A	$125,000,000.00
Citigroup Global Markets Inc.	N/A	$125,000,000.00
Barclays Bank PLC	N/A	$86,333,333.33
Credit Suisse AG, Cayman Islands Branch	N/A	$86,333,333.33
Deutsche Bank AG New York Branch	N/A	$86,333,333.33
RBC Capital Markets, LLC	N/A	$86,333,333.33
Bank of America, N.A.	N/A	$80,000,000.02
Morgan Stanley Senior Funding, Inc.	N/A	$61,333,333.33
Goldman Sachs Lending Partners LLC	N/A	$46,333,333.33
Goldman Sachs Bank USA	N/A	$40,000,000.00
SunTrust Robinson Humphrey	N/A	$38,000,000.00
MUFG Bank Ltd., (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	N/A	$38,000,000.00
Morgan Stanley Bank, N.A.	N/A	$25,000,000.00

AGGREGATE COMMITMENTS	$0.00	$924,000,000.00

Annex I

ACKNOWLEDGMENT AND CONFIRMATION

(a)    Reference is made to the FIRST AMENDMENT, dated as of March 28, 2019 (the “Amendment”; capitalized terms used herein without definition shall have the meanings specified therein or in the Amended Credit Agreement (as defined below)), to the Credit Agreement, dated as of April 27, 2017 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), by and among Endo International PLC, a company incorporated in the Republic of Ireland (Registered Number 534814) (“Parent”), Endo Luxembourg Finance Company I S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of Luxembourg, having its registered office at 12C, rue Guillaume Kroll, L-1882 Luxembourg Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B182645 (the “Lux Borrower”), Endo LLC, a limited liability company organized under the laws of Delaware (the “Co-Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent, Issuing Bank and Swingline Lender and each lender from time to time party thereto (the “Lenders”).

(b)    The Credit Agreement is being amended and the Borrowers are obtaining 2024 Revolving Commitments pursuant to the Amendment as set forth therein. Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:

(i)    all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of the Amendment; and

(ii)    all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related guarantees.

(c)    Each of the undersigned that is a party to the US Security Agreement hereby grants to the Collateral Trustee (as defined in the Collateral Trust Agreement), for the benefit of the Secured Parties, a security interest in all of its right, title and interest in the Collateral (as defined in the US Security Agreement) to secure the prompt and complete payment and performance of the Secured Obligations (as defined in the US Security Agreement).

(d)    Each of the undersigned that is a party to the US Share Pledge Agreement hereby grants to the Collateral Trustee (as defined in the Collateral Trust Agreement), for the benefit of the Secured Parties, a security interest in all of its right, title and interest in the Collateral (as defined in the US Share Pledge Agreement) to secure the prompt and complete payment and performance of the Secured Obligations (as defined in the US Share Pledge Agreement).

(e)    This Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement).

(f)    THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(g)    This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgment and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgment and Confirmation by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Confirmation to be duly executed and delivered as of the date first written above.

ENDO INTERNATIONAL PLC, as Parent

By:
Name:
Title:

ENDO LLC, as Co-Borrower

By:
Name:
Title:

ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L., as Lux Borrower

By:
Name:
Title:

[Signature Page to Acknowledgment and Confirmation]

SUBSIDIARY GUARANTORS:

[ ]

By:
Name:
Title:

[Signature Page to Acknowledgment and Confirmation]